The Victory Portfolios

Munder Growth Opportunities Fund

Supplement dated February 12, 2015 to the

Summary Prospectus dated October 10, 2014 (“Summary Prospectus”)

The Summary Prospectus is being revised to reflect a change in the portfolio managers of the Munder Growth Opportunities Fund.

The following replaces the information under the section “Portfolio Managers” found on Page 5 of the Summary Prospectus:

Tony Y. Dong is a Chief Investment Officer of the Adviser, and has been the Lead Portfolio Manager of the Fund since 2015.

Michael P. Gura is a Senior Portfolio Manager/Analyst of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2010.

If you wish to obtain more information, please call the Victory Funds at 800-438-5789.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.